SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 3, 2002

                                ----------------


                          Edison Brothers Stores, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                        1-1394                43-0254900
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


             c/o The Bayard Firm
         222 Delaware Avenue, Suite 900
              Wilmington, Delaware                                    19801
     (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (302) 655-1000

Item 5.  Other Events.

      Alan M. Jacobs, the Chapter 7 Trustee (the "Trustee") of Edison Brothers Stores, Inc., et al. (the "Debtors") estimates at this time that cumulative distributions to unsecured creditors of the Debtors will be within the range listed on Exhibit 99.1 hereto. The Trustee anticipates that a final distribution in the Debtors' chapter 7 cases will be made in the second or third quarter of 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Edison Brothers Stores, Inc. Projected Final Distribution to Unsecured Creditors.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 4, 2002                    EDISON BROTHERS STORES, INC.


                                    By: /s/ Alan M. Jacobs
                                       -----------------------------
                                       Name:  Alan M. Jacobs
                                       Title: Chapter 7 Trustee

                                  Exhibit Index

Exhibit Number    Title
--------------    -----

99.1 Edison Brothers Stores, Inc. Projected Final Distribution to Unsecured Creditors.